1 KOL Event Response to LUM-201 in Moderate PGHD Fernando Cassorla, MD and Michael Tansey, MD June 21, 2023

2 Forward Looking Statements This presentation contains proprietary and confidential information of Lumos Pharma, Inc. (“Lumos,” “we,” “us” and “our”), and such content should be considered “Confidential Information” and covered by your confidentiality obligations to Lumos. This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by Lumos or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions. This presentation contains forward-looking statements of Lumos that involve substantial risks and uncertainties. All such statements contained in this presentation are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We are passionate about our business, including LUM-201 and the potential it may have to help patients in the clinic. This passion feeds our optimism that our efforts will be successful and bring about therapeutics that are safe, efficacious, and offer a meaningful change for patients. Please keep in mind that actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. We have attempted to identify forward-looking statements by using words such as “projected,” "upcoming," "will," “would,” "plan," “intend,” "anticipate," "approximate," "expect," “potential,” “imminent,” and similar references to future periods or the negative of these terms. Not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, among others, statements we make regarding progress in our clinical efforts including comments concerning screening and enrollment for our trials, momentum building in our LUM-201 program for PGHD, anticipated timing of interim analyses of trials, LUM-201’s therapeutic potential when administered to pediatric subjects with idiopathic or moderate growth hormone deficiency, that the interim sample size should be adequate to provide an initial indication of LUM 201’s impact, expecting the primary outcome data readout for our trials, market size potential for LUM-201, predictions regarding LUM-201, goals with respect to LUM-201, the potential to expand our LUM-201 platform into other indications, future financial performance, results of operations, cash position, cash use rate and sufficiency of our cash resources to fund our operating requirements through the primary outcome data readout from the OraGrowtH210 and OraGrowtH212 Trials, and any other statements other than statements of historical fact. We wish we were able to predict the future with 100% accuracy, but that just is not possible. Our forward-looking statements are neither historical facts nor assurances of future performance. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make due to a number of important factors, including potential material differences between the interim results of our LUM-201 trials and the final results of the trials which are not known at this time, the effects of pandemics (including COVID-19), other widespread health problems, the Ukraine-Russia conflict, the outcome of our future interactions with regulatory authorities, our ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the ability to obtain the necessary patient enrollment for our product candidate in a timely manner, the ability to successfully develop our product candidate, the timing and ability of Lumos to raise additional equity capital as needed and other risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements. You should not rely on any of these forward-looking statements and, to help you make your own risk determinations, we have provided an extensive discussion of risks that could cause actual results to differ materially from our forward-looking statements in the "Risk Factors" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022, as well as other reports filed with the SEC including our Quarterly Reports on Form 10-Q filed after such Annual Report. All of these documents are available on our website. Before making any decisions concerning our stock, you should read and understand those documents. We anticipate that subsequent events and developments will cause our views to change. We may choose to update these forward-looking statements at some point in the future; however, we disclaim any obligation to do so. As a result, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. 5.3.2023

3 Agenda • Rick Hawkins, Chief Executive Officer & Chairman • John McKew, PhD, President & Chief Scientific Officer • Michael Tansey, MD, University of Iowa • Fernando Cassorla, MD, University of Chile

4 Key Opinion Leaders in the Field of Pediatric Endocrinology Michael Tansey, MD is currently Clinical Professor, Dept. of Pediatrics, Division of Pediatric Endocrinology and Diabetes, University of Iowa, Iowa City, a position he has held since 2012, having first served as Clinical Assistant Professor 2001-2006, then as Clinical Associate Professor 2006-2012. Dr. Tansey also serves as Clinical Director for Division of Pediatric Endocrinology and Diabetes, Department of Pediatrics, University of Iowa. He has been a co-investigator for one of 5 clinical centers for the NIH-funded Diabetes Research in Children Network “DirecNet” group since 2001 and has co-authored numerous peer- reviewed scientific publications on brain function and growth in children with Type 1 diabetes. Dr. Tansey received his MD from Loyola Stritch School of Medicine, Maywood, Illinois, and completed his residency in Pediatrics at the University of Iowa Children’s Hospital and his fellowship in Pediatric Endocrinology at the University of Iowa Hospitals and Clinics. He has received several awards including the Riesz Award, University of Iowa, and the Mary Tyler Moore and S. Robert Levine, MD, Excellence in Clinical Research Award. Fernando Cassorla, MD is currently Chief of Pediatric Endocrinology at the Institute of Maternal and Child Research of the University of Chile, a position he has held since 1993. Previously, Dr. Cassorla served as Senior Investigator at the Developmental Endocrinology Branch of the National Institute of Child Health and Human Development, rising to the position of Clinical Director of this Institute in 1990. He has authored numerous chapters in pediatric endocrinology, authored or co-authored over 200 original articles in peer reviewed journals, and has presented over 300 abstracts at scientific meetings. Dr. Cassorla received his MD from the University of Chile. He is Board Certified in both Pediatrics and Pediatric Endocrinology, having completed his residency in Pediatrics at the Albany Medical Center in New York and his fellowship in Pediatric Endocrinology at the Children´s Hospital of Philadelphia. Dr. Cassorla has received several international awards for his work including the European Society of Pediatric Endocrinology (ESPE) International Research Award, September 2022, and was elected to the Chilean Academy of Medicine for a lifetime position in 2003.

Overview
Lead asset targeting children with growth disorders

Novel Oral Rare Disease Asset	• Novel **oral** therapeutic asset, **LUM-201**, for growth hormone deficiency (GHD) disorders • LUM-201 **acts within natural endocrine pathway**, differentiated from injectable therapies
Pipeline in a Product	• **Worldwide *injectable* market** for GHD disorders is **$3.4 billion**, excluding China* • Market for initial oral LUM-201 indication, **Pediatric GHD (PGHD)**, is **$1.2 billion***
Late-stage Trials in PGHD	• **Primary outcome data** for two Phase 2 OraGrowtH Trials expected **4Q 2023** • PEM strategy **de-risks trials** by identifying and enrolling likely LUM-201 responders**
Solid Financial Position	• Cash balance of **$58.0 million** as of close of **1Q 2023** • Cash runway **into 3Q 2024,** beyond Phase 2 OraGrowtH Trials primary outcome data

PGHD = Pediatric Growth Hormone Deficiency
* USA, Germany, France, Italy, Spain, UK, Japan (Grandview Research, Growth Hormone Market Forecast, 2019)
** PEM (Predictive Enrichment Marker) strategy consists of screening for PEM+ PGHD patients = Baseline IGF-1 > 30 ng/ml & Peak stimulation GH ≥ 5 ng/ml from single oral dose of LUM-201

5

Phase 2 OraGrowtH Trials – Primary Outcome Data Due Q4 2023

OraGrowtH 210 TRIAL

- **Dose-finding multi-site study**
- **N = 82** PEM+ PGHD subjects randomized
- 4 treatment arms
  - 0.8 mg/kg/day LUM-201
  - 1.6 mg/kg/day LUM-201
  - 3.2 mg/kg/day LUM-201
  - Standard dose rhGH control arm
- Primary outcome at 6 months on therapy
- On treatment for 24 months
- **To determine optimal Phase 3 dose**

OraGrowtH 212 TRIAL

- **Mechanistic single-site PK/PD study**
- **N = 22** PEM+ PGHD subjects randomized
- 2 treatment arms
  - 1.6 mg/kg/day LUM-201
  - 3.2 mg/kg/day LUM-201
- Q10 minute GH sampling for 12 hours
- Primary outcome at 6 months on therapy
- On treatment up to near-adult height
- **To demonstrate pulsatile LUM-201 MOA**

Primary Outcome Readout: 6-month AHV for All Subjects
Additional AHV Data for Subjects at 9, 12, and 18+ Months on Treatment
****Phase 2 trials are NOT powered for efficacy****

* PEM-positive (PEM+) PGHD patients = PGHD patients with baseline IGF-1 > 30 ng/ml & peak GH ≥ 5 ng/ml from single oral 0.8 mg/kg dose of LUM-201

6

7 Historical rhGH Data Set Expectations for Growth on Therapy in Moderate PGHD rhGH 0204 rhGH GeNeSIS1 rhGH iPGHD2 rhGH KIGS3 0 4 8 12 16 20 n=3075 8.58 n=100 8.30 n=433 8.29 n=11 8.80 A n n u a li z e d H e ig h t V e lo c it y ( c m /y r) • GeNeSIS1, iPGHD2, and KIGS3 datasets demonstrating AHV at 12 months on rhGH • Merck 0204 AHV from 6 months of rhGH • These trials set precedent for expected growth on rhGH in moderate idiopathic PGHD • Prediction for growth in OraGrowtH210 is AHV of ~8.3- 8.6 cm/yr on both LUM-201 and rhGH based on historical data Historical Datasets for Moderate PGHD Expected Growth in OraGrowtH210 Trial Sources: 1 Blum et al JES 2021, 2 Lechuga-Sancho et al JPEM 2009, 3 Ranke et al JCEM 2010, 4 Bright et al JES 2021. Historical AHVs at 6 & 12 months on Daily Injectable rhGH in Moderate PGHD 6mos 12mos 12mos 12mos

Interim OraGrowtH210 Data: LUM-201 Growth in Line with Historical Norms

rhGH growth not in line with historical norms for moderate PGHD



Annualized Height Velocity (cm/yr)
20
16
12
8
4
0
OraGrowtH210 Trial AHV at 6 months in Moderate PGHD
Historical AHVs at 6 or 12 mos on injectable rhGH in Moderate PGHD
7.3
8.6
7.8
11.1
8.8
8.3
8.3
8.6
8.3 cm/yr
11
10
10
10
11
433
100
3075
0.8
1.6
3.2
rhGH
mg/kg LUM-201
rhGH 020[4] 6mos
rhGH GeN.[1] 12mos
rhGH iPGHD[2] 12mos
rhGH KIGS[3] 12mos

OraGrowtH210 Trial Interim Results

- LUM-201 1.6 mg/kg/day growth of **8.6 cm/yr** in line with historical data
- rhGH cohort grew faster than expected due to outliers
- Cohort baseline differences contributed to growth variances[1,3]
- Converging baseline characteristics seen at full enrollment should lead to better AHV balance

AHV disparities should narrow at full data readout

Sources: [1] Blum et al JES 2021, [2] Lechuga-Sancho et al JPEM 2009, [3] Ranke et al JCEM 2010, [4] Bright et al JES 2021.

8

9 OraGrowtH210 Trial Baseline Characteristics at 50% & 100% Enrollment LUM-201 1.6 mg Mean (SD) N=10 rhGH Mean (SD) N=10 LUM-201 1.6 mg Mean (SD) N=22 rhGH Mean (SD) N=20 Age (months) 99.3 (28.3) 90.3 (26.7) 95.2 (27.3) 91.4 (23.3) Height (cm) 114.6 (9.6) 111.6 (11.9) 113.0 (11.0) 112.3 (10.5) Height SDS -2.35 (0.62) -2.29 (0.43) -2.42 (0.68) -2.23 (0.41) IGF-1 SDS -1.17 (0.72) -1.37 (0.48) -1.40 (0.57) -1.39 (0.47) MPH (cm) 166.98 (7.15) 168.78 (8.85) 165.4 (7.4) 169.1 (8.26) MPH SDS∆ 1.76 (0.60) 1.76 (0.73) 1.69 (0.81) 1.91 (0.65) BA Delay (yrs) 1.9 (0.5) 1.8 (1.0) 1.8 (0.9) 1.9 (0.9) BMI SDS1 -0.35 (0.79) +0.31 (1.05) -0.27 (0.90) +0.01 (0.95) * Preliminary assessment 1 Yang, et al. Nature Sci Rep 2019, 9(1); 16181 SDS = Standard deviation score MPH = Mid-parental height (Child’s target height) MPH SDS delta = (MPH SDS) – (Height SDS) BA = Bone age BMI = Body mass index At 50% enrollment At 100% enrollment* Imbalance between LUM-201 & rhGH arms narrows at full enrollment, which we expect will diminish the rhGH outlier impact

10 Expectations for a Registrational Phase 3 Trial in Moderate PGHD Based on recent peer registrational trials in PGHD Projected Design for Phase 3 Trial Anticipated Endpoints for Phase 3 Trial • International multi-center trial • ~200 PEM-positive (PEM+) moderate idiopathic PGHD subjects* • Subjects randomized 2:1 daily oral LUM-201 vs daily injectable rhGH • Stratification by age and 2-3 other factors based on Phase 2 data • 12-month treatment period • Primary endpoint: AHV at 12 months on treatment • Non-inferiority AHV margin of ~2 cm between LUM-201 & rhGH arms at 12 months * PEM-positive (PEM+) PGHD patients = PGHD patients with baseline IGF-1 > 30 ng/ml & peak GH ≥ 5 ng/ml from single oral 0.8 mg/kg dose of LUM-201

ENDO 2023 – Session OR21-03 Dose Responsiveness of LUM-201 as Measured by Acute GH Response and IGF-1 and Annualized Height Velocity (AHV) Measured at 6 Months in the Interim Analysis of the OraGrowtH212 Study in Idiopathic Pediatric Growth Hormone Deficiency (iPGHD) 1University of Chile, Santiago, Chile 2Lumos Pharma, Austin, TX Cassorla F1, MD; Román R1, MD; Johnson M2, PhD; Smith C2, MS; Avila A1, RN; Iñiguez G1, PhD; Baier I1, MD; Said D1, RN; Karpf DB2, MD; McKew JC2, PhD; Thorner M2, MB BS, DSc 11

Dr. Cassorla is an investigator for clinical studies with LUM-201 at the University of Chile (Sponsor - Lumos Pharma, Inc.) and has previously acted as a consultant for Debiopharm, Pfizer, Merck, Novo Nordisk and Sandoz. LUM-201 is an investigational compound and is not approved for use by the FDA or any other regulatory agency. Some of the slides in this presentation are derived or copied from corporate presentations previously given by Lumos Pharma, Inc. These slides are used with permission. Disclosure 12

LUM-201 (ibutamoren) – Mechanism of Action


Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a
Growth Hormone
IGF-1
SST somatostatin
GHRH growth hormone-releasing hormone
IGF-1 insulin-like growth factor-1
GHSR1a GH secretagogue receptor 1a

Oral LUM-201 is a growth hormone (GH) secretagogue

- Acts as a durable agonist of GH Secretagogue Receptor (GHSR1a) to stimulate GH release[1]
- LUM-201 has been observed to increase the amplitude of endogenous, pulsatile GH secretion over 24 hours[2,3]
- Another differentiating feature vs rhGH is the natural negative feedback mechanisms, which limit the potential for hyperstimulation and excessive increases in IGF-1
- LUM-201 promotes pulsatile GH secretion in a selective PGHD Population

☑ Moderate Idiopathic PGHD - Axis Responsive

1. Howard 1996 Science 273:974-977
2. Nass 2008 Ann Intern Med 149:601-611
3. Chapman 1997 J Clin Endocrinol Metab 82:3455-3463

13

Phase 2- Pulsatility and PK/PD Study Design

Naive Idiopathic PGHD Patients

OraGrowtH212 TRIAL

Screening

Standard GH stimulation tests

Peak GH to single LUM-201 PEM dose

Baseline

Height

IGF-1

q10m x 12h GH

R

n = 11
LUM-201-**1.6 mg/kg/day**

n = 11
LUM-201-**3.2mg/kg/day**

6 months

Height

IGF-1

q10m 12h GH

Dosing to near Adult Height

Study Information

- Open-label study: N = 22
- PGHD subjects that are rhGH-treatment naïve
- Inclusion: Height < 2 SD, delayed bone age, peak GH response to a clonidine stimulation test between 3 and 10 ng
- Dosing to near-adult height
- Single, specialized clinical site University of Chile, Santiago

Primary Endpoints:

- Assess LUM-201 effect on endogenous GH pulsatility and Annualized Height Velocity (AHV)
- Evaluate PK/PD in children

Goals:

- Confirm prior PK/PD data in adults & subset of Merck 020 trial
- Support future regulatory filings & commercialization

14

Questions 1. Does LUM-201 dose-dependently augment endogenous GH pulses in patients with Idiopathic Pediatric Growth Hormone Deficiency (iPGHD)? 2. Will increased amplitude of GH pulsatility and increase in IGF-1 within normal range improve height velocity? 3. Is the effect on AHV durable out to 12 months? 15

Baseline Demographics Subjects N=15 1.6 mg N=8 3.2 mg N=7 Mean (SD) Age (mos) 96.9 (11.9) 95.0 (22.7) Height (cm) 115.2 (4.57) 113.1(9.97) Height SDS -2.12 (0.29) -2.34 (0.45) IGF-1 SDS -1.1 (0.535) -0.8 (0.377) MPH (cm) 161.8 (6.98) 160.82 (5.73) MPH SDS Δ 0.73 (0.47) 0.81 (0.43) BA Delay (yrs) 1.50 (0.26) 1.83 (0.88) BMI (SDS) -0.18 (0.96) +0.48 (1.02) Male/Female% 63/37 71/29 Differences between the two groups: • Slight imbalance in age and gender • Slight imbalance in delta below MPH, BMI, and bone age delay KEY: SDS = Standard deviation score MPH = Mid-parental height (Child’s target height) MPH SDS Δ = MPH SDS-Ht SDS BA = Bone age BMI = Body mass index16

AHV Before and After 6 months of LUM-201 Treatment 17 6-month observations: • LUM-201 raised the AHV (growth rate) from baseline after 6 months on therapy for both the 1.6 mg/kg cohort (p = 0.0006) and the 3.2 mg/kg cohort (p < 0.0001) • No statistical difference exists between the two cohorts at each timepoint • As expected, greater growth response was observed in patients with lower baseline height velocity

Durable Response After 12 Months of LUM-201 Administration

OraGrowtH212 TRIAL

Mean AHV's in OraGrowtH212 Trial


1.6 mg/kg
3.2 mg/kg
mean calculated AHV (cm/yr)
12
8
4
0
baseline
month 6
month 9
month 12


1.6 mg/kg
3.2 mg/kg
mean calculated AHV (cm/yr)
12
8
4
0
5.0
4.3
7.2
8.1
6.9
7.8
7.0
7.7
8
7
8
7
5
5
4
4
baseline
month 6
month 9
month 12

[1]Ranke, et.al. 2010 JCEM 95(3):1229-1237.

18

First year Second year Severe PGHD Moderate PGHD Height Velocity During Daily rhGH Therapy Ranke, et.al. 2010 JCEM 95(3):122919

20 IGF-1 Values: Treatment with LUM-201 Increased Serum IGF-1 Concentration and IGF-1 SDS Values Conclusions : • There is a significant increase in IGF-1 levels that remains within the normal range • Based on the MOA of LUM-201, these data support the physiological IGF-1 feedback

IGF-1, GH Pulsatility, Height Velocity: Patient A 1.6 mg/kg/day

OraGrowtH212 TRIAL

		Baseline	6 months LUM-201 1.6 mg/kg/d
	IGF-1 (ng/ml)	179.3	
Q10m 12h GH	AUC_{0-12} (ng*hr/ml)	798.8	
	Height velocity (cm/yr)	5.6	



Patient A
Serum GH at Baseline
Serum Growth Hormone (ng/ml)
10
8
6
4
2
0
0
200
400
600
800
Time (min)

21

0 200 400 600 800 0 2 4 6 8 10 Patient A Time (min) S e ru m G ro w th H o rm o n e (n g /m l) Baseline Month 6 Baseline 6 months LUM-201 1.6 mg/kg/d IGF-1 (ng/ml) 179.3 289 % change from baseline** 61% Q10m 12h GH AUC0-12 (ng*hr/ml) 798.8 1064.1 % change from baseline** 33% Height velocity (cm/yr) 5.6 7.9 **Percent change from baseline calculated as: (6mo value – baseline value) / (baseline value) IGF-1, GH Pulsatility, Height Velocity Patient A 1.6 mg/kg/day 22 Patient A Baseline & LUM-201 GH Patient A Serum GH at Baseline & at 6 months on LUM-201

IGF-1, GH Pulsatility, Height Velocity: Patient B 3.2 mg/kg/day

		Baseline	6 months LUM-201 3.2 mg/kg/d
	IGF-1 (ng/ml)	48	
Q10m 12h GH	$AUC_{0\text{-}12}$ (ng*hr/ml)	252.9	
	Height velocity (cm/yr)	4.4	



Patient B
Serum GH at Baseline
Serum Growth Hormone (ng/ml)
0
1
2
3
4
5
0
200
400
600
800
Time (min)

23

0 200 400 600 800 0 1 2 3 4 5 Patient B Time (min) S e ru m G ro w th H o rm o n e (n g /m l) Baseline Month 6 Baseline 6 months LUM-201 3.2 mg/kg/d IGF-1 (ng/ml) 48 111 % change from baseline** 131% Q10m 12h GH AUC0-12 (ng*hr/ml) 252.9 481.8 % change from baseline** 91% Height velocity (cm/yr) 4.4 9.4 **Percent change from baseline calculated as: (6mo value – baseline value) / (baseline value) IGF-1, GH Pulsatility, Height Velocity: Patient B 3.2 mg/kg/day Patient B Baseline & LUM-201 GH 24 Patient B Serum GH at Baseline & at 6 months on LUM-201

Interim Analysis Safety Profile 25 Safety Conclusion: • At time of interim analysis, LUM-201 was well tolerated and showed no significant safety signals Safety Profile: • No treatment-related Serious Adverse Events (SAEs) or Severe AEs • No meaningful safety signals observed in either laboratory values, adverse event data, or in electrocardiogram values. Most Common AEs (% of subjects) noted are: • Transient increased appetite (76.5%) • Pain in extremity (17.6%) • Arthralgia (11.8%) • Abdominal pain (5.9%) • Influenza (5.9%)

Questions 1. Does LUM-201 dose-dependently augment endogenous GH pulses in patients with idiopathic Pediatric Growth Hormone Deficiency (iPGHD)? 2. Will increased amplitude of GH pulsatility, driving increased IGF-1, improve height velocity? 3. Is the effect on AHV durable out to 12 months? 26

Sources: 1 Blum et al JES 2021, 2 Ranke et al JCEM 2010 . 27 • Based on Interim Analysis data, OraGrowtH212 data demonstrates that growth acceleration is durable through 12 months in our study population, pre-pubertal, treatment naïve PGHD patients. • No statistical difference exists between the cohorts at any time point. • Due to some baseline imbalance, the optimal dose cannot be determined from this data set. • We plan to continue the OraGrowtH212 Trial until near adult height. • The observed growth is in line with rhGH historical growth of 8.3-8.6 cm (KIGS 1, GeNeSiS 2) in this moderate idiopathic PGHD population. Conclusions

University of Chile, Santiago Institute of Maternal and Child Research Pediatric Team 28 28

ENDO 2023 – Session OR21-06 Growth Response of Oral LUM-201 in OraGrowtH210 and OraGrowtH212 Trials in Idiopathic Pediatric Growth Hormone Deficiency (iPGHD): Combined Analysis Interim Analysis Data Michael Tansey, MD University of Iowa, Pediatric Endocrinology Iowa City, Iowa 29

Dr. Tansey is an investigator for clinical studies with LUM-201 at the University of Iowa (Sponsor - Lumos Pharma, Inc.). There are no additional disclosures for this presentation. LUM-201 is an investigational compound and is not approved for use by the FDA or any other regulatory agency. Some of the slides in this presentation are derived or copied from corporate presentations previously given by Lumos Pharma, Inc. These slides are used with permission. 30 Disclosure

Abstract Contributors Andrew Dauber, MD, MMSc, Children’s National Hospital, Washington, DC, United States; Beata Wikiera, MD, PhD, Klinika Endokrynologii i Diabetologii Wieku Rozwojowego UM, Wroclaw, N/A, Poland; Beata Pyrzak, MD, Department of Pediatric and Endocrinology Medical University of Warsaw, Warsaw, N/A, Poland; Artur Bossowski, MD, Medical University in Białystok, Białystok, N/A, Poland; Michael Tansey, MD, University of Iowa, Iowa City, IA, United States; Elzbieta Petriczko, MD, Sonomed Clinic, Szczecin, N/A, Poland; Renata Stawerska, MD, Department of Paediatric Endocrinology, Medical University of Lodz, Lodz, N/A, Poland; Sasigarn Bowden, MD, Nationwide Children’s Hospital, Columbus, OH, United States; Alison Lunsford, MD, Texas Tech HSC Amarillo, Amarillo, TX, United States; Matthew Feldt, DO, Children’s Mercy Hospital and Clinics, Kansas City, MO, United States; Michael Everett Gottschalk, MD, PhD, Rady Children's Hospital, San Diego, CA, United States; Monica Marin, MD, Oklahoma Children’s Hospital OU Health, Oklahoma City, OK, United States; Sunil Nayak, MD, Pediatric Endocrine Associates, Greenwood, CO, United States; Bhuvana Sunil, MD, Mary Bridge Children's Hospital and Health Center, Tacoma, WA, United States; Elzbieta Moszczynska, MD, Memorial Institute Children's Health Center, Warsaw, N/A, Poland; David R Repaske, MD, PhD, University of Virginia, Charlottesville, VA, United States; Leslie Soyka, MD, UMass Chan Medical School, Worcester, MA, United States; John Fuqua, MD, Indiana University School of Medicine, Indianapolis, IN, United States; Oscar Escobar, MD, UPMC Children’s Hospital of Pittsburgh, Pittsburgh, PA, United States; Deborah Bowlby, MD, Medical University of South Carolina, Charleston, SC, United States; Patricia Y. Fechner, MD, Seattle Children’s/University of WA, Seattle, WA, United States; Esko Wiltshire, MBChB, MD, FRACP, University of Otago Wellington, Wellington, N/A, New Zealand; Mark Harris, MD, Queensland Children's Hospital, South Brisbane, N/A, Australia Kupper Wintergerst, MD, MBA, University of Louisville, Louisville, KY, United States; Antony R Lafferty, MD, Canberra Hospital and Australian National University Medical School, Canberra, Australia; Bradley S Miller, MD, PhD, University of Minnesota Medical School , Minneapolis, MN, United States; Peter Simm, MD, Royal Children's Hospital, Melbourne, N/A, Australia; Sponsor: Lumos Pharma, Inc., Austin, TX, United States : Aleksandra Bruchey, PhD; Christopher Smith, MS; David B Karpf, MD; John C McKew, PhD; Michael Thorner, BS, DSc, FRCP, MACP, 31

Abstract Contributors Fernando Cassorla, MD, Institute of Maternal and Child Research, University of Chile, Santiago, Chile Rossana Román, MD, Institute of Maternal and Child Research, University of Chile, Santiago, Chile Michael L Johnson, PhD, Emeritus University of Virginia, Charlottesville, Virginia, USA Alejandra Avila, RN, Institute of Maternal and Child Research, University of Chile, Santiago, Chile German Iñiguez, MD, Institute of Maternal and Child Research, University of Chile, Santiago, Chile Ingrid Baier, MD, Institute of Maternal and Child Research, University of Chile, Santiago, Chile Daniela Said, MD, Institute of Maternal and Child Research, University of Chile, Santiago, Chile Sponsor: Lumos Pharma, Inc., Austin, TX, United States : Aleksandra Bruchey, PhD; Christopher Smith, MS; David B Karpf, MD; John C McKew, PhD; Michael Thorner, BS, DSc, FRCP, MACP, 32

Objective of the Presentation Report the growth response analyzing the combined interim analysis (IA) data from two Phase 2 trials studying LUM-201 at two different doses (1.6 mg/kg/day or 3.2 mg/kg/day). IA data from both studies were combined and analyzed for calculated annualized height velocity (AHV). Baseline demographics were analyzed for the two combined cohorts. 33

LUM-201 (ibutamoren) – Mechanism of Action



Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a
Growth Hormone
IGF-1
SST somatostatin
GHRH growth hormone-releasing hormone
IGF-1 insulin-like growth factor-1
GHSR1a GH secretagogue receptor 1a

- Oral LUM-201 is a growth hormone (GH) secretagogue
- Acts as a durable agonist of GH Secretagogue Receptor (GHSR1a) to stimulate GH release[1]
- LUM-201 has been observed to increase the amplitude of endogenous, pulsatile GH secretion over 24 hours[2,3]
- Another differentiating feature vs rhGH is the natural negative feedback mechanisms, which limit potential for hyperstimulation and excessive increases in IGF-1
- LUM-201 promotes pulsatile GH secretion in a selective PGHD population

1. Howard 1996 Science 273:974-977
2. Nass 2008 Ann Intern Med 149:601-611
3. Chapman 1997 J Clin Endocrinol Metab 82:3455-3463

34

UNIVERSITY OF IOWA HEALTH CARE

Single Stim Dose of LUM-201 Identifies PEM+ Responders

LUM-201

Single Stimulation Dose

Predictive Enrichment Marker Positive (PEM+)

- Baseline IGF-1 > 30 ng/ml
- Stim LUM-201 peak GH ≥ 5 ng/ml
- Functional but reduced HP-GH axis



Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a
GH
IGF-1

Responders to LUM-201

Moderate / Idiopathic PGHD

PEM Positive

~60% of total PGHD population[1]

Predictive Enrichment Marker Negative (PEM –)

- Baseline IGF-1 ≤ 30 ng/ml
- Stim LUM-201 GH < 5 ng/ml
- Non-functional HP-GH axis



Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a

Non-Responders to LUM-201

Severe / Organic PGHD

PEM Negative

~40% of total PGHD population

[1] Blum 2021 JES

University of Iowa Health Care

35

Phase 2 - Dose Finding Study Design

OraGrowtH210 TRIAL

Naive Idiopathic PGHD Patients

Screening

Standard GH stimulation tests

Peak GH ≥ 5 ng/ml to single LUM-201 dose

R

- n = ~20 LUM-201-**0.8mg/kg/day**
- n = ~20 LUM-201-**1.6 mg/kg/day**
- n = ~20 LUM-201-**3.2mg/kg/day**
- n = ~20 daily rhGH injection

6, 9, 12, 24 months

Height

IGF-1

Long-term extension study

Study Information

- N = 82 subjects
- Only PEM (+) pre-pubertal PGHD subjects that are rhGH-treatment naïve
- Inclusion: LUM- 201 stim GH ≥ 5 ng/mL & baseline IGF-1 > 30 ng/mL, Previous iPGHD diagnosis, Height < 2 SD, delayed bone age
- 45 trial sites US and International
- Trial duration: 24 months Feb 28, 2023 enrollment completed
  Topline 6 mos height velocity data expected 4Q 2023

Primary Endpoints:

- Annualized Height Velocity (AHV)

Goals:

- Prospectively confirm utility of PEM strategy
- Determine optimal Phase 3 dose

36

Phase 2 - Pulsatility and PK/PD Study Design

Naive Idiopathic PGHD Patients

OraGrowtH212 TRIAL

Screening

Standard GH stimulation test

Peak GH to single LUM-201 PEM dose

Baseline

Height

IGF-1

q10m x 12h GH

R

n = 11
LUM-201-**1.6 mg/kg/day**

n = 11
LUM-201-**3.2mg/kg/day**

6 months

Height

IGF-1

q10m 12h GH

Dosing to near Adult Height

Study Information

- Open-label study: N = 22
- Pre-pubertal PGHD subjects that are rhGH-treatment naïve
- Inclusion: Height < 2 SD, delayed bone age, peak GH response to a clonidine stimulation test between 3 and 10 ng
- Dosing to near-adult height
- Single, specialized clinical site
  University of Chile, Santiago

Primary Endpoints:

- Assess LUM-201 effect on endogenous GH pulsatility and Annualized Height Velocity (AHV)
- Evaluate PK/PD in children

Goals:

- Confirm prior PK/PD data in adults & subset of Merck 020 trial
- Support future regulatory filings & commercialization

37

Baseline Demographics for OraGrowtH210 and OraGrowtH212 Subjects N=20 1.6 mg N=10 3.2 mg N=10 Mean (SD) Age (mos) 99.3 (28.3) 96.1 (21.7) Height (cm) 114.6 (9.6) 113.8 (8.8) Height SDS -2.35 (0.62) -2.30 (0.48) IGF-1 SDS -1.17 (0.72) -1.39 (0.61) MPH (cm) 166.98 (7.15) 166.20 (8.06) MPH SDS Δ 1.76 (0.60) 1.96 (0.83) BA Delay (yrs) 1.91 (0.53) 2.19 (0.86) BMI (SDS) -0.35 (0.79) -0.70 (0.48) Male/Female% 60/40 40/60 Subjects N=15 1.6 mg N=8 3.2 mg N=7 Mean (SD) Age (mos) 96.9 (11.9) 95.0 (22.7) Height (cm) 115.2 (4.57) 113.1(9.97) Height SDS -2.12 (0.29) -2.34 (0.45) IGF-1 SDS -1.1 (0.535) -0.8 (0.377) MPH (cm) 161.8 (6.98) 160.82 (5.73) MPH SDS Δ 0.73 (0.47) 0.81 (0.43) BA Delay (yrs) 1.50 (0.26) 1.83 (0.88) BMI (SDS) -0.18 (0.96) +0.48 (1.02) Male/Female% 63/37 71/29 These data represent the patient data that had been collected at time of Interim Analysis calculation. No statistically significant differences between cohorts in each trial (unpaired t-test comparing baseline mean/SD) SDS = Standard deviation score MPH = Mid-parental height MPH SDS Δ = MPH SDS-Ht SDS BA = Bone age BMI = Body mass index 38

Annualized Height Velocity of 2 Doses Show Durable Response from 6-12 Months Interim Analysis (IA) Results • Interim data demonstrate LUM- 201 produces durable AHV response from 6 to 12 months in moderate PGHD • LUM-201 at both 1.6 mg/kg and 3.2 mg/kg produces a clinically meaningful increase in AHV from baseline baseline month 6 month 9 month 12 0 4 8 12 14 5.2 17 7.9 11 7.2 7 7.4 17 5.1 18 7.9 11 7.8 8 7.6 m e a n c a lc u la te d A H V ( c m /y r) 1.6 mg/kg 3.2 mg/kg *Pre-treatment baseline AHV was not required for this study but available data shown IA Combined AHV Data from OraGrowtH210 and OraGrowtH212 Trials * 39

1.6 mg/kg 3.2 mg/kg N =33 N=33 Number of AEs 105 110 Subjects with AE (%) 29 (87.9%) 30 (90.9%) Treatment Related AEs * 17 19 Subjects with Treatment Related AEs (%) 12 (36.4%) 13 (39.4%) Subjects with SAEs (%) 0 (0%) 0 (0%) IA Safety Data from Combined Trials Interim Analysis (IA) Results • No treatment-related Serious Adverse Events (SAEs) • No drop-outs due to SAEs or AEs • No meaningful safety signals observed in laboratory values, adverse events data, or in EKG values • Treatment related AEs in both groups: Increased appetite (21), Arthralgia (6), Pain in extremity (6), Abdominal pain (2), Bone pain (1) 40 *

• As the growth velocity was comparable for the two doses of oral LUM-201, this analysis of the combined IA data suggests 1.6 mg/kg/day as the optimal dose for the Phase 3 trial, as doubling the dose appeared to offer no meaningful improvement in efficacy. • Final dose determination will await final full data set analysis of both studies • No treatment-related Serious Adverse Events, no discontinuation due to AEs, and no meaningful safety signals observed in either laboratory values, adverse event data, or in electrocardiogram values. Conclusion 41

42 Questions & Answers